UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

Clearway Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CWEN.A	New York Stock Exchange
Class C Common Stock	CWEN	New York Stock Exchange

Item 1.01 Entry Into a Material Definitive Agreement.

Eleventh Supplemental Indenture

On September 6, 2019, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy LLC (“Clearway LLC”), the guarantors currently party to the 2024 Notes Indenture (defined below), Energy Center Fajardo Holdings LLC (the “Guaranteeing Subsidiary”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the eleventh supplemental indenture (the “Eleventh Supplemental Indenture”), supplementing the indenture, dated as of August 5, 2014 (as amended or supplemented to the date hereof, the “2024 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $500,000,000 in aggregate principal amount of its 5.375% Senior Notes due 2024 (the “2024 Notes”).  Pursuant to the Eleventh Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2024 Notes. Each of Clearway Operating LLC, Clearway LLC and the Guaranteeing Subsidiary are subsidiaries of Clearway Energy, Inc.

The foregoing description of the Eleventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Eleventh Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Seventh Supplemental Indenture

On September 6, 2019, Clearway Operating LLC, the guarantors currently party to the 2026 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the seventh supplemental indenture (the “Seventh Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (the “2026 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the Seventh Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2026 Notes.

The foregoing description of the Seventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Seventh Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Third Supplemental Indenture

On September 6, 2019, Clearway Operating LLC, the guarantors currently party to the 2025 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the third supplemental indenture (the “Third Supplemental Indenture”), supplementing the indenture, dated as of October 1, 2018 (the “2025 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $600,000,000 in aggregate principal amount of its 5.750% Senior Notes due 2025 (the “2025 Notes”).  Pursuant to the Third Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2025 Notes.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Third Supplemental Indenture, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document

4.1	Eleventh Supplemental Indenture, dated as of September 6, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).
4.2	Seventh Supplemental Indenture, dated as of September 6, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).
4.3	Third Supplemental Indenture, dated as of September 6, 2019, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

September 12, 2019

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